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                          SUPPLEMENT TO THE PROSPECTUS

                      WARBURG PINCUS EUROPEAN EQUITY FUND

The following information supersedes and replaces any contrary information contained in the fund's Prospectus.

The fund's investment emphasis has been modified by the new portfolio managers to utilize both growth and value criteria ("growth at a reasonable price") in selecting investments, rather than emphasizing a growth investment approach alone. Also, rather than emphasizing larger capitalization companies, the fund will invest most of its assets in medium to larger capitalization companies.

Dated: July 26, 1999                                               WPEEQ-16-0799